Other (expense) income	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Other (expense) income

Note 9	Other (expense) income

FOR THE YEAR ENDED DECEMBER 31	NOTE	2022	2021
Net mark-to-market (losses) gains on derivatives used to economically hedge equity settled share-based compensation plans		(53)	278
Equity losses from investments in associates and joint ventures	20
Loss on investment		(42)	(49)
Operations		(19)	(46)
Losses on retirements and disposals of property, plant and equipment and intangible assets		(27)	(24)
Gains (losses) on investments	16	24	(6)
Early debt redemption costs	25	(18)	(53)
Other		20	60
Total other (expense) income		(115)	160

Equity losses from investments in associates and joint ventures
We recorded a loss on investment of $42 million and $49 million in 2022 and 2021, respectively, related to equity losses on our share of an obligation to repurchase at fair value the minority interest in one of BCE’s joint ventures. The obligation is marked to market each reporting period and the gain or loss on investment is recorded as equity gains or losses from investments in associates and joint ventures.

Gains (losses) on investments
In 2022, we completed the previously announced sale of our wholly-owned subsidiary 6362222 Canada Inc. (Createch) and recorded a gain on sale of $39 million. See Note 16, Assets held for sale, for additional details.
Additionally, in 2022, we recorded a loss on investment of $13 million related to an obligation to repurchase at fair value the minority interest in one of our subsidiaries.